                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No.'s 333-00346, 333-09425, 333-14325,333-21709, 333-35997, 333-43707, 333-51269, 333-51249, 333-75871,
333-88717 and 333-51152.



San Francisco, California                                    ARTHUR ANDERSEN LLP
March 20, 2001